UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 17, 2012

Date of Report (Date of earliest event reported)

STEC, INC.

(Exact name of registrant as specified in its charter)

California	000-31623	33-0399154
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3001 Daimler Street

Santa Ana, California 92705-5812

(Address of principal executive offices) (Zip Code)

(949) 476-1180

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 17, 2012, STEC, Inc. (the “Company”) held its 2012 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment (the “Amendment”) to the Company’s 2010 Incentive Award Plan (the “2010 Plan”), increasing the number of shares reserved for issuance thereunder by 2,500,000 shares to 9,100,000 shares. The other terms and conditions of the 2010 Plan were not changed. The foregoing summary is qualified in its entirety by reference to the 2010 Plan, which was filed as Appendix A to the Company’s Definitive Proxy Statement filed with Securities and Exchange Commission on April 16, 2010, and the Amendment, which is filed as Exhibit 10.3 to this Current Report on Form 8-K, each of which are incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	As disclosed under Item 5.02 above, the Company held the Annual Meeting on May 17, 2012.

(b)	At the Annual Meeting, the shareholders of the Company:

(1) Elected the seven nominated directors for a one-year term expiring at the 2012 annual meeting of shareholders, as follows:

Director Nominees	For	Withheld	Broker Non-Votes
Manouch Moshayedi	30,313,374	616,257	11,000,514
Mark Moshayedi	29,930,300	999,331	11,000,514
F. Michael Ball	28,237,328	2,692,303	11,000,514
Rajat Bahri	28,392,849	2,536,782	11,000,514
Christopher W. Colpitts	30,050,273	879,358	11,000,514
Kevin C. Daly, Ph.D.	28,296,144	2,633,487	11,000,514
Matthew L. Witte	28,277,743	2,651,888	11,000,514

(2) Approved the Amendment, as follows:

For	Against	Abstain	Broker Non-Votes
15,781,597	13,811,774	1,336,260	11,000,514

(3) Approved, on an advisory basis, the compensation of the Company’s named executive officers, as follows:

For	Against	Abstain	Broker Non-Votes
29,086,467	485,938	1,357,226	11,000,514

(4) Ratified the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2012, as follows:

For	Against	Abstain	Broker Non-Votes
41,293,078	588,178	48,889	0

(c)	Not applicable.

(d)	Not applicable.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

10.1†	2010 Incentive Award Plan (incorporated by reference to Appendix A to the Registrant’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on April 16, 2010).

10.2†	First Amendment to the Registrant’s 2010 Incentive Award Plan (incorporated by reference to Form 8-K filed with Securities and Exchange Commission on May 24, 2011).

10.3†	Second Amendment to the Registrant’s 2010 Incentive Award Plan.

†	Management contract or compensatory plan or arrangement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STEC, Inc.

	By:	/s/ ROBERT M. SAMAN
Date: May 22, 2012		Robert M. Saman Chief Legal Officer, General Counsel and Secretary